UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 2, 2004

First Security Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)
Kentucky	000-49781	61-1364206

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

318 East Main Street	Lexington, Kentucky	40507

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (859) 367-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  Financial Statements and Exhibits

                 Exhibits furnished pursuant to Item 12:

                The exhibit listed on the Exhibit List of this Form 8-K is furnished as a part of this Report.

ITEM 12.  Results of Operations and Financial Condition.

                 First Security Bancorp, Inc. announced its financial results for the quarter ended
                 June 30, 2004 by press release, dated August 2, 2004. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC.
Date: August 5, 2004	By: /s/ John G. Sullivan John G. Sullivan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1          Registrant's August 2, 2004 Press Release

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